Putnam
Tax-Free
High Yield
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

1-31-99


[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "For the past six months, long-term municipal bond yields have been close to or equal to the yields on 30-year Treasury bonds -- the closest relationship we have seen in more than a decade."

                                   -- Blake E. Anderson, manager
                                      Putnam Tax-Free High Yield Fund

* "We're at historical highs in terms of muni yields relative to Treasuries. They represent an unprecedented bargain and opportunity."

                                   -- Money, Year-End 1998

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

13 Portfolio holdings

27 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Investors seeking tax-free income from municipal bonds have not seen such a favorable yield environment relative to taxable bonds in more than a decade. The rush of foreign investors to the safety of U.S. Treasury bonds in recent months has driven prices on these securities markedly higher.

Because of the inverse relationship of yields to prices, yields on 30-year Treasuries have declined to virtually the same level as those on long-term municipals. This near parity has made tax-exempt bonds unusually attractive for U.S. investors.

As a consequence of this favorable environment, Putnam Tax-Free High Yield Fund's manager, Blake Anderson, has focused on increasing the monthly dividend as well as improving total return.

In the following report from Blake, you will find more discussion of these developments and other aspects of the fund's performance during the semiannual period that ended on January 31, 1999. He also offers his views on prospects for the fiscal year's second half.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
March 17, 1999



Report from the Fund Manager
Blake E. Anderson

Attractive. Remarkable. Exceptional. These are the words that have been used to describe tax-free bond yields in recent months. For the past six months, long-term municipal bond yields have been close to or equal to the yields on 30-year Treasury bonds -- the closest relationship we have seen in more than a decade. Usually investors have to accept lower yields on municipals as a tradeoff for their tax benefits, but this has not been the case lately.

In these unusual times during which municipal yields are on near parity with Treasury bond yields, we have continued our pursuit of a higher income stream for Putnam Tax-Free High Yield Fund through the purchase of lower-rated higher-yielding tax-free bonds. For the six months ended January 31, 1999, the fund's class A shares returned 3.71% at net asset value and -1.22% at public offering price. Please refer to pages 8 and 9 for complete performance data.

* SPREADS NARROWED AS EQUITY MARKETS PLUNGED

During the summer and fall, when the equity markets around the world plunged, the quest for higher income was delayed as yield spreads narrowed. The fund was not compensated with higher yields for taking on the additional risk of lower-rated investments and we opted not to make significant changes to the portfolio.

Our patience was eventually rewarded. As calendar 1999 began, yield spreads widened. Now we are seeing increased opportunity for purchasing higher-yielding, higher-risk bonds and we have resumed our strategy of seeking higher income through such investments.

For most of 1998, the yield curve was relatively flat, meaning there was little difference between long-term and short-term interest rates. But in recent months, long-term rates have gone up faster than short-term rates, which have barely moved. Consequently the yield curve has steepened at the long end. In this type of environment, the middle of the yield curve is a good place to be: intermediate-term bond prices do not move as much and have been the best-performing sector of the market recently. The majority of the municipal bonds in your fund fall in this middle range, with 5- to 10-year maturities.

* HEALTH-CARE BONDS UNDERPERFORM AMID FEDERAL BUDGET AND Y2K CONCERNS

Bonds from the hospital and health-care industry have underperformed other sectors recently, reflecting concerns about several key issues. The first involved the default of bonds issued by the Philadelphia Graduate Hospital system last July. While less than 0.5% of your fund's portfolio was affected, this widely publicized default dampened prices throughout the health-care sector. The gap between yields of lower-rated and higher-rated health-care securities should create some attractive income and appreciation opportunities.

The Federal Balanced Budget Act of 1997 has added more uncertainty to the health-care bond picture. This law throws into question the amount of reimbursement hospitals can expect from government programs, such as Medicaid and Medicare, in the future. These programs provide a large part of hospital revenues. In anticipation of lower reimbursements, many hospitals have undertaken another wave of cost cutting.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care          24.9%

Utilities            10.8%

Transportation       10.5%

Housing               8.8%

Forest and paper
products              5.3%

Footnote reads:
*Based on net assets as of 1/31/99. Holdings will vary over time.


[GRAPHIC OMITTED: pie chart PORTFOLIO QUALITY OVERVIEW]

PORTFOLIO QUALITY OVERVIEW*

Ba/BB and under -- 40.8%

Baa/BBB -- 12.4%

Aaa/AAA -- 37.0%

Aa/AA -- 6.5%

A -- 3.3%

Footnote reads:
*As a percentage of market value as of 1/31/99. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions and Standard & Poor's descriptions, unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


Another factor contributing to underperformance in this sector is the uncertainty created by the looming year 2000 (Y2K) problem. Investors are concerned that major computer systems such as those administered by Medicare and Medicaid may not be prepared to deal with the software problems that will occur at the turn of 1999 and a slowdown in payments could result. If this slowdown occurs, some hospitals may have difficulty managing their cash flows.

Although we have trimmed our exposure to certain hospital issues, uncertainty and underperformance often create opportunities for investors. There are many well-managed hospitals that have anticipated the problems confronting the health-care industry and they have already taken steps to mitigate these challenges.

* SMALLER ISSUES OFFER OPPORTUNITY

It is important to know that the highest-yielding opportunities in the municipal bond market do not usually come from the biggest deals. Most often, it is the smaller, less publicized issues that have the most to offer in terms of yield and appreciation potential. In fact, almost 70% of the issues sold in 1998 were for $10 million and under, which is quite remarkable. One such issue, Arkansas Northwest Regional Airport Authority revenue bonds, has contributed strongly to the fund's performance.

* KEEPING FOCUS ON HIGHER INCOME

On a national level, it is reassuring to know that we have a Federal Reserve Board that is prepared to step in to stabilize the markets when a crisis occurs. In the recent past, their actions have sent positive messages to Wall Street. However, we do believe that the markets are far less vulnerable to potential international events than they were six months ago.

The strong growth and low inflation that have characterized the economy all year remained in place in the final quarter of 1998. This strength surprised many economists and suggested that the economy retained considerable momentum as this year began. Given this strength, the Fed is unlikely to cut interest rates at any time soon and the full impact of the three rate cuts that took place in 1998 has yet to be realized. Since the direction of interest rates is impossible to predict, we will direct our focus to the superb value of municipal bond yields while continuing to raise income levels and total return of the fund.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 1/31/99, there is no guarantee the fund will continue to hold these securities in the future. The lower credit rating of high-yield bonds reflects a greater possibility that adverse changes in the economy or poor performance by the issuers of these bonds may affect the issuer's ability to pay principal and interest.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Tax-Free High Yield Fund is designed for investors seeking high current income free form federal income tax through investments primarily in high yield tax-exempt securities.


TOTAL RETURN FOR PERIODS ENDED 1/31/99

                                Class A           Class B           Class M
(inception date)               (9/20/93)         (9/9/85)          (12/29/94)
                              NAV      POP      NAV     CDSC      NAV     POP
------------------------------------------------------------------------------
6 months                     3.71%   -1.22%    3.38%   -1.62%    3.48%    0.13%
------------------------------------------------------------------------------
1 year                       5.63     0.59     4.89    -0.10     5.24     1.79
------------------------------------------------------------------------------
5 years                     30.90    24.70    26.80    24.87    28.32    24.17
Annual average               5.53     4.51     4.86     4.54     5.11     4.42
------------------------------------------------------------------------------
10 years                   106.14    96.39    99.17    99.17   101.56    94.99
Annual average               7.50     6.98     7.13     7.13     7.26     6.91
------------------------------------------------------------------------------
Life of fund               197.23   183.03   187.19   187.19   190.61   181.24
Annual average               8.48     8.08     8.20     8.20     8.29     8.03
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 1/31/99

                                            Lehman Bros.
                                            Municipal           Consumer
                                            Bond Index        Price Index
------------------------------------------------------------------------------
6 months                                       4.67%             0.86%
------------------------------------------------------------------------------
1 year                                         6.65              1.86
------------------------------------------------------------------------------
5 years                                       35.37             12.59
Annual average                                 6.24              2.40
------------------------------------------------------------------------------
10 years                                     118.46             35.92
Annual average                                 8.13              3.12
------------------------------------------------------------------------------
Life of fund                                 218.31             52.41
Annual average                                 9.01              3.19
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5-, and 10- periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class A and class M shares for periods prior to their inception are derived from the historical performance of class B shares, adjusted in the case of public offering price to reflect the initial sales charge currently applicable to each class, but have not been adjusted to reflect differences in expenses, which are lower for class A and M shares than for class B shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


PRICE AND DISTRIBUTION INFORMATION
6 months ended 1/31/99

                                Class A       Class B      Class M
------------------------------------------------------------------------------
Distributions (number)             6             6            6
------------------------------------------------------------------------------
Income                         $0.404815     $0.368086    $0.382560
------------------------------------------------------------------------------
Capital gains1                     --            --           --
------------------------------------------------------------------------------
  Total                       $0. 404815     $0.368086   $0. 382560
------------------------------------------------------------------------------
Share value:                 NAV      POP       NAV      NAV      POP
------------------------------------------------------------------------------
7/31/98                    $14.61   $15.34    $14.62   $14.61   $15.10
------------------------------------------------------------------------------
1/31/99                     14.74    15.48     14.74    14.73    15.22
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate2       5.50%    5.23%     5.00%    5.20%    5.03%
------------------------------------------------------------------------------
Taxable equivalent3          9.11     8.66      8.28     8.61     8.33
------------------------------------------------------------------------------
Current 30-day SEC yield4    4.53     4.31      4.03     4.23     4.09
------------------------------------------------------------------------------
Taxable equivalent3          7.50     7.14      6.67     7.00     6.77
------------------------------------------------------------------------------

1Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 12/31/98
(most recent calendar quarter)

                                Class A           Class B           Class M
(inception date)               (9/20/93)         (9/9/85)          (12/29/94)
                              NAV      POP      NAV     CDSC      NAV     POP
------------------------------------------------------------------------------
6 months                     2.58%   -2.28%    2.31%   -2.68%    2.50%   -0.82%
------------------------------------------------------------------------------
1 year                       5.26     0.27     4.72    -0.26     5.02     1.63
------------------------------------------------------------------------------
5 years                     30.88    24.63    26.92    24.99    28.41    24.23
Annual average               5.53     4.50     4.88     4.56     5.13     4.43
------------------------------------------------------------------------------
10 years                   105.64    95.91    99.05    99.05   101.40    94.79
Annual average               7.48     6.96     7.13     7.13     7.25     6.89
------------------------------------------------------------------------------
Life of fund               193.63   179.60   184.22   184.22   187.55   178.28
Annual average               8.43     8.03     8.16     8.16     8.26     7.99
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for method of performance calculation.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Quality Bond Fund +

High Yield Advantage Fund [DBL. DAGGER]

High Yield Total Return Fund

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government
Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund *

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGE SM FUNDS

Putnam Asset Allocation Funds-three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

* Formerly Putnam Diversified Income Trust II

+ Formerly Putnam Federal Income Trust

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
Contact Putnam for details.

[SECTION MARK] Not available in all states.

 **An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

   Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Our commitment to quality service

* CHOOSE AWARD-WINNING SERVICE

  Putnam Investments has won the DALBAR Service Award 8 times in the past 9 years. In 1997 and 1998, Putnam was the only company to win all three DALBAR awards: for service to investors, to financial advisors, and to variable annuity contract holders.*

* HELP YOUR INVESTMENTS GROW

  Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.+

* SWITCH FUNDS EASILY

  Within the same class of shares, you can move money from one account to another without a service charge. (This privilege is subject to change or termination.)

* ACCESS YOUR MONEY QUICKLY

  You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

  For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative. To learn more about Putnam, visit our Website.

                         www.putnaminv.com

  To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number.

                           1-800-225-1581

 *DALBAR, Inc., an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

 +Regular investing, of course, does not guarantee a profit or protect against a loss in a declining market.





Portfolio of investments owned
January 31, 1999 (Unaudited)

Key to Abbreviations
AMBAC             -- AMBAC Indemnity Corporation
COP               -- Certificate of Participation
FGIC              -- Financial Guaranty Insurance Company
FHA Insd.         -- Federal Housing Administration Insured
FNMA Coll.        -- Federal National Mortgage Association Collateralized
FSA               -- Financial Security Assurance
GNMA Coll.        -- Government National Mortgage Association Collateralized
G.O. Bonds        -- General Obligation Bonds
IFB               -- Inverse Floating Rate Bonds
IF COP            -- Inverse Floating Rate Certificate of Participation
MBIA              -- Municipal Bond Investors Assurance Corporation
TRAN              -- Tax Revenue Anticipation Notes
U. S. Govt. Coll. -- U. S. Government Collateralized
VRDN              -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES  (99.0%) (a)
PRINCIPAL AMOUNT                                                                                RATINGS(RAT)         VALUE
Alabama  (1.1%)
--------------------------------------------------------------------------------------------------------------------------
     $    5,000,000  Anniston, Indl. Dev. Rev. Bonds (Hoover
                       Group Inc.), 8 1/2s, 9/1/10                                              B/P         $    5,600,000
          3,500,000  Baldwin Cnty., Eastern Shore Hlth. Care Auth.
                       Rev. Bonds, 5 3/4s, 4/1/27                                               Baa3             3,570,000
         10,000,000  Jackson Cnty., Hlth. Care Auth. Hosp. Rev. Bonds,
                       5.7s, 5/1/19                                                             BBB-            10,137,500
          2,000,000  Jackson Cnty., Hlth. Care Auth. Hosp. TRAN,
                       7 7/8s, 5/1/19                                                           BBB-/P           2,365,000
                                                                                                            --------------
                                                                                                                21,672,500

Alaska  (1.4%)
--------------------------------------------------------------------------------------------------------------------------
         10,000,000  AK Hsg. Fin. Auth. IFB, 8.348s, 12/1/19 (acquired
                       3/3/98, cost $11,113,800) (RES)                                          AAA/P           11,425,000
                     AK State Hsg. Fin. Corp. Rev. Bonds
          3,475,000    7.7s, 12/1/35 (acquired 10/22/97,
                       cost $3,697,400) (RES)                                                   AA/P             3,753,000
         11,935,000    Ser. A, 5.55s, 6/1/34 (acquired 11/26/97,
                       cost $12,084,188) (RES)                                                  Aaa             12,352,725
                                                                                                            --------------
                                                                                                                27,530,725

Arizona  (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Apache Cnty., Indl. Dev. Auth. Poll. Control Rev.
                       Bonds (Tucson Elec. Pwr. Co.), Ser. B,
                       5 7/8s, 3/1/33                                                           B2               5,006,250
          5,303,581  Phoenix, Indl. Dev. Auth. Arpt. Fac. Rev. Bonds
                       (American West Airlines, Inc.), Ser. A 95-1,
                       8.3s, 1/1/06                                                             B+/P             5,388,173
          3,625,000  Pinal Cnty., Indl. Dev. Auth. Rev. Bonds
                       (Casa Grande Regl. Med. Ctr.), Ser. B,
                       8 1/8s, 12/1/22                                                          B/P              3,887,813
                     Scottsdale, Indl. Dev. Auth. 1st Mtge. Rev. Bonds
                       (Westminster Vlillage)
          2,300,000    Ser. A, 8s, 6/1/11                                                       BB-/P            2,570,250
          3,150,000    Ser. B, 7.05s, 6/1/16                                                    BB-/P            3,480,750
                                                                                                            --------------
                                                                                                                20,333,236

Arkansas  (1.0%)
--------------------------------------------------------------------------------------------------------------------------
                     Northwest Regl. Apt. Auth. Rev. Bonds
         14,500,000    7 5/8s, 2/1/27                                                           BB-/P           17,110,000
          3,000,000    7s, 2/1/10                                                               BB-/P            3,307,500
                                                                                                            --------------
                                                                                                                20,417,500

California  (10.1%)
--------------------------------------------------------------------------------------------------------------------------
                     ABAG Fin. Auth. COP (American Baptist
                       Homes), Ser. A
          7,000,000    5.85s, 10/1/27                                                           BBB              7,288,750
          3,000,000    5 3/4s, 10/1/17                                                          BBB              3,112,500
                     Anaheim, Pub. Fin. Auth. Lease Rev. Bonds,
                       Ser. C, FSA
          3,025,000    6s, 9/1/14                                                               Aaa              3,554,375
          3,000,000    6s, 9/1/13                                                               Aaa              3,536,250
          4,000,000    6s, 9/1/11 (SEG)                                                         Aaa              4,705,000
          5,000,000  CA Poll. Cntrl. Fin. Auth. Rev. Bonds (Laidlaw
                       Environmental), Ser. A, 6.7s, 7/1/07                                     B/P              5,356,250
         13,700,000  CA State G.O. Bonds, 6 1/2s, 2/1/08                                        Aa3             16,285,875
          2,800,000  Colton, Cmnty. Fac. Dist. Special Tax Bonds
                       (Mt. Vernon Corridor), 7 1/2s, 9/1/20                                    B/P              2,810,500
          8,000,000  Corona, COP (Vista Hosp. Syst.), Ser. B, 9 1/2s,
                       7/1/20 (acquired various dates from 10/23/92
                       to 5/29/97, cost $8,225,000) (RES)                                       B-/P             9,600,000
                     Los Angeles, Regl. Arpt. Impt. Corp. Lease
                       Rev. Bonds
          5,700,000    (Air Canada), 8 3/4s, 10/1/14                                            B1               6,597,750
          5,070,000    (United Airlines, Inc.), 6 7/8s, 11/15/12                                Baa3             5,577,000
          5,000,000  Los Angeles, Wastewater Syst. IFB, FGIC, 6.871s,
                       11/1/06 (acquired 11/8/93, cost $5,417,200) (RES)                        Aaa              5,837,500
          2,000,000  Orange Cnty., Hsg. Auth. Apt. Dev. Rev. Bonds
                       VRDN (Village Niguel Issue), Ser. AA,
                       2.3s, 12/1/08                                                            VMIG1            2,000,000
                     Redondo Beach, Redev. Agcy. Multi-Fam.
                       Hsg. Rev. Bonds (Heritage Point)
          3,115,000    Ser. B, 8 1/2s, 8/1/23                                                   BBB/P            3,313,581
          5,100,000    Ser. A, 6 1/2s, 9/1/23                                                   BBB/P            5,386,875
          5,000,000  San Bernardino Cnty., COP (Med. Ctr. Fin.),
                       Ser. A, MBIA, 6 1/2s, 8/1/17                                             Aaa              6,100,000
         21,000,000  San Bernardino Cnty., IF COP (PA-100-Med.
                       Ctr. Fin.), MBIA, 9.571s, 8/1/28
                       (acquired 6/27/95, cost $22,664,040) (RES)                               AAA/P           28,402,500
         10,000,000  San Diego, Regl. Bldg. Auth. Lease COP,
                       MBIA, 6.9s, 5/1/23                                                       Aaa             10,600,000
         10,000,000  San Luis Obispo, COP (Vista Hosp. Sys. Inc.),
                       8 3/8s, 7/1/29 (acquired 7/28/97,
                       cost $10,000,000) (RES)                                                  B-/P            10,812,500
         10,000,000  Santa Clara Cnty., Hsg. Auth. Rev. Bonds
                       (Blossom River Apts), Ser. A, 6 1/2s, 9/1/39                             B+/P            10,062,500
          9,650,000  Southern CA Pub. Pwr. Auth. IFB (Transmission),
                       7.893s, 7/1/12                                                           Aa3             11,254,313
         19,100,000  Vallejo, COP (Marine World Foundation),
                       7.2s, 2/1/26                                                             BB+/P           21,129,375
         10,500,000  Valley Hlth. Syst. COP, 6 7/8s, 5/15/23                                    BB+/P           11,340,000
                     Valley Hlth. Syst. Hosp. Rev. Bonds
          1,500,000    6 1/2s, 5/15/25                                                          BBB-             1,625,625
          3,000,000    Ser. A, 6 1/2s, 5/15/15                                                  BBB-             3,270,000
          6,000,000  Ventura, Port. Dist. COP, 6 3/8s, 8/1/28                                   B/P              6,045,000
                                                                                                            --------------
                                                                                                               205,604,019

Colorado  (6.4%)
--------------------------------------------------------------------------------------------------------------------------
         13,000,000  Arapahoe Cnty., Cap. Impt. Trust Fund Hwy. Rev.
                       Bonds, Ser. E-470, 7s, 8/31/26                                           Aaa             15,697,500
                     CO Edl. Fac. Auth. Rev. Bonds
                       (Ocean Journey, Inc.)
         10,000,000    8 3/8s, 12/1/26                                                          B/P             11,900,000
          5,000,000    8.3s, 12/1/17                                                            B/P              5,943,750
                     CO Hsg. Fin. Auth. Rev. Bonds
          8,500,000    (Single Fam.), Ser. A-2, 6.6s, 5/1/28                                    Aa2              9,435,000
          9,500,000    Ser. C-3, FHA Insd., 5.7s, 10/1/21                                       Aa2              9,808,750
                     Denver, City & Cnty. Arpt. Rev. Bonds
         17,925,000    Ser. A, 8 3/4s, 11/15/23                                                 Baa1            20,255,250
          6,475,000    Prerefunded, Ser. A, 8 3/4s, 11/15/23                                    Aaa              7,478,625
          7,355,000    Ser. A, MBIA, 8 3/4s, 11/15/23                                           Aaa              8,467,444
          2,645,000    Prerefunded Ser. A, MBIA, 8 3/4s, 11/15/23                               Aaa              3,054,975
         11,650,000    Ser. A, MBIA, 8 1/2s, 11/15/23                                           Aaa             12,844,125
          1,100,000    Prerefunded, Ser. A, MBIA, 8 1/2s, 11/15/23                              Aaa              1,216,875
          8,000,000    Ser. D, MBIA, 7 3/4s, 11/15/13                                           Aaa             10,750,000
          3,915,000    Ser. A, 7 1/4s, 11/15/25                                                 AAA              4,482,675
          6,350,000  Douglas Cnty., School Distr. G.O. Bonds
                       (North Regl. 1, Douglas & Elebert Cntys.),
                       MBIA, 7s, 12/15/12                                                       Aaa              8,120,063
                                                                                                            --------------
                                                                                                               129,455,032

Connecticut  (1.6%)
--------------------------------------------------------------------------------------------------------------------------
          6,355,000  CT State Dev. Auth. Hlth. Care Rev. Bonds
                       (Alzheimers Resource Ctr.), Ser. A, 10s, 8/15/21                         AAA/P            7,530,675
          6,000,000  CT State Dev. Auth. Poll. Control Rev. Bonds
                       (Western MA), Ser. A, 5.85s, 9/1/28                                      Ba3              6,060,000
                     CT State Dev. Auth. Rev. Bonds (East Hills
                       Woods)
          5,036,500    Ser. A, 7 3/4s, 11/1/17                                                  CCC/P            5,035,845
            457,428    Ser. B, zero %, 3/1/21                                                   CCC/P               85,370
          5,500,000  CT State Hlth. & Edl. Fac. Auth. IFB (Yale U.),
                       8.035s, 6/10/30                                                          Aaa              6,311,250
          6,500,000  CT. State Hlth. & Edl. Fac. Auth. Rev. Bonds
                       (Edgehill), Ser. A, 6 7/8s, 7/1/27                                       BB-/P            6,979,375
                                                                                                            --------------
                                                                                                                32,002,515

District Of Columbia  (3.9%)
--------------------------------------------------------------------------------------------------------------------------
                     DC G.O. Bonds
         17,000,000    Ser. A, 6 3/8s, 6/1/26                                                   AAA             19,805,000
         10,000,000    Ser. A, 6s, 6/1/26                                                       Ba1             10,562,500
          7,220,000    Ser. B, MBIA, 6s, 6/1/12                                                 Aaa              8,284,950
         10,000,000    Ser. B, MBIA, 6s, 6/1/11                                                 Aaa             11,487,500
                     DC Rev. Bonds (National Public Radio)
          4,400,000    7.7s, 1/1/23                                                             BB+/P            4,801,500
          2,500,000    7 5/8s, 1/1/18                                                           BB+/P            2,731,250
         18,630,000  DC Rev. Bonds COP, 7.3s, 1/1/13                                            BB-             20,819,025
                                                                                                            --------------
                                                                                                                78,491,725

Florida  (3.2%)
--------------------------------------------------------------------------------------------------------------------------
          9,260,000  Brevard Cnty., Hlth. Auth. Rev. Bonds (Courtenay
                       Springs Village), 7 3/4s, 11/15/24                                       AAA/P           11,320,350
          5,180,000  FL State Gen. Svcs. Rev. Bonds, 8 1/4s, 7/1/11
                       (acquired 9/2/98, cost $6,687,794) (RES)                                 AAA/P            6,960,625
         24,000,000  Hernando Cnty., Indl. Dev. Rev. Bonds
                       (FL Crushed Stone Co.), 8 1/2s, 12/1/14                                  B+/P            27,840,000
          5,970,000  Hillsborough Cnty., Aviation Auth. Special
                       Purpose Fac. Rev. Bonds (U.S. Air Inc.),
                       8.6s, 1/15/22                                                            B+               6,678,938
          1,050,000  Jacksonville, Hlth. Fac. Auth. Rev. Bonds
                       (Mental Hlth. Ctr.), 9 1/8s, 10/15/19                                    B/P              1,073,804
          3,950,000  Palm Beach Cnty., Student Hsg. Rev. Bonds
                       (Palm Beach Cmnty. College), Ser. A, 8s, 3/1/23                          B-/P             3,974,688
                     Sanford, Arpt. Auth. Indl. Dev. Rev. Bonds
                       (FL Terminals Inc.), Ser. A
          3,125,000    7 3/4s, 5/1/21                                                           BB/P             3,472,656
          2,880,000    7 1/2s, 5/1/15                                                           BB/P             3,175,200
                                                                                                            --------------
                                                                                                                64,496,261

Georgia  (3.7%)
--------------------------------------------------------------------------------------------------------------------------
          5,100,000  Cobb Cnty., Dev. Auth. Indl. Dev. Rev. Bonds
                       (Boise Cascade Corp.), 7s, 9/1/14                                        Baa3             5,673,750
                     De Kalb Cnty., Hsg. Auth. Muni. Rev. Bonds
                       (Briarcliff Park Apts.)
          8,000,000    Ser. B, 10s, 4/1/17                                                      AAA              9,750,000
          5,900,000    Ser. A, 7 1/2s, 4/1/17                                                   AAA              6,689,125
          9,500,000  Forsyth Cnty., Dev. Auth. Indl. Rev. Bonds
                       (Hoover Group Inc.), 8 1/2s, 12/1/05                                     Ba3             11,031,875
          6,000,000  Forsyth Cnty., Hosp. Auth. Rev. Bonds
                       (GA Baptist Hlth. Care Syst.), 6 3/8s, 10/1/28                           B/P              5,977,500
          9,200,000  GA Muni. Elec. Pwr. Auth. Rev. Bonds, Ser. B,
                       FSA, 6 3/8s, 1/1/16                                                      Aaa             10,902,000
                     Rockdale Cnty., Dev. Auth. Solid Waste Disp.
                       Rev. Bonds (Visay Paper Inc.)
          5,875,000    7 1/2s, 1/1/26                                                           BB/P             6,278,906
         14,035,000    7.4s, 1/1/16                                                             BB/P            14,999,906
          3,160,000  Savannah, Econ. Dev. Auth. Poll. Control Rev.
                       Bonds (Stone Container Corp.), 8 1/8s, 7/1/15                            B/P              3,637,950
                                                                                                            --------------
                                                                                                                74,941,012

Hawaii  (1.1%)
--------------------------------------------------------------------------------------------------------------------------
                     HI State G.O. Bonds
          8,330,000    Ser. CM, FGIC,  6 1/2s, 12/1/16                                          Aaa             10,079,300
          5,330,000    Ser. C, FGIC,  6 1/2s, 12/1/15                                           Aaa              6,455,963
          5,000,000    Ser. C, FGIC,  6 1/2s, 12/1/14                                           Aaa              6,087,500
                                                                                                            --------------
                                                                                                                22,622,763

Illinois  (3.0%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Chicago, Gas Supply Rev. Bonds (Peoples Gas & Lt.),
                       Ser. A, 6 7/8s, 3/1/15                                                   Aa3              5,468,750
          2,080,000  Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
                       (United Air Lines, Inc.), Ser. 84A, 8.85s, 5/1/18                        Baa2             2,290,600
          3,000,000  East Chicago, Ind. Exempt Fac Rev. Bonds
                       (Ispat Inland, Inc.), 7s, 1/1/14                                         B1               3,037,500
          4,053,000  Huntley, Special Tax Bonds, Ser. A., 6.45s, 3/1/28                         BB-/P            4,083,398
                     IL Dev. Fin. Auth. Retirement Hsg. Rev. Bonds
          5,000,000    (Regency Park-Lincolnwood), Ser. A, 10 1/4s,
                       4/15/19 (acquired 5/10/90,
                       cost $4,794,044) (In default) (NON) (RES)                                D/P              3,850,000
          1,160,000    (Mercy Hsg. Corp.), 7s, 8/1/24                                           Baa1             1,360,100
                     IL Dev. Fin. Auth. Rev. Bonds
                       (Cmnty. Rehab. Providers Fac.)
          2,460,000    8 1/4s, 8/1/12 (acquired 8/4/92, cost
                       $2,460,000) (RES)                                                        BB/P             2,435,400
          2,520,000    Ser. A 7 7/8s, 7/1/20                                                    BB/P             2,866,500
          4,760,000    Prerefunded Ser. A, 7 7/8s, 7/1/20                                       AAA/P            5,902,400
          3,065,000    Ser. A, 7 1/2s, 3/1/14                                                   BB/P             3,605,206
          5,990,000    (Victor C. Neumann Associates), 7 1/4s, 7/1/18                           B/P              6,057,388
            835,000    Ser. A, 7 1/4s, 3/1/04                                                   BB/P               920,588
                     IL Hlth. Fac. Auth. Rev. Bonds
          3,000,000    (Hinsdale Hosp.), Ser. A, 7s, 11/15/19                                   Baa1             3,412,500
          3,000,000    (Glen Oaks Med. Ctr.), Ser. B, 7s, 11/15/19                              Baa1             3,412,500
          5,170,000    (Hinsdale Hosp.), Ser. A, 6.95s, 11/15/13                                AAA/P            6,333,250
          5,000,000    (Glen Oaks Medical Ctr.), Ser. B, 6.95s, 11/15/13                        Baa1             6,125,000
                                                                                                            --------------
                                                                                                                61,161,080

Indiana  (2.9%)
--------------------------------------------------------------------------------------------------------------------------
                     East Chicago, Poll. Control Rev. Bonds
                       (Inland Steel Co.)
         12,000,000    7 1/8s, 6/1/07                                                           Ba3             12,705,000
         14,295,000    6.8s, 6/1/13                                                             Ba3             14,634,506
         10,000,000  Fort Wayne, Hosp. Auth. Rev. Bonds
                       (Parkview Hlth. Syst., Inc.), MBIA,
                       4 3/4s, 11/15/28                                                         Aaa              9,375,000
          6,764,228  Hammond, Indl. Port Auth. COP, 9.65s, 6/1/14                               BB+/P            7,215,267
          8,200,000  IN State Dev. Fin. Auth. Rev. Bonds (USX Corp.),
                       5.6s, 12/1/32                                                            Baa2             8,282,000
          4,500,000  Plainfield Indl. Econ. Dev. Rev. Bonds
                       (Jorgensen Steel), 8 1/2s, 9/1/04                                        B-/P             4,933,125
          1,649,519  Westfield, Econ. Dev. Rev. Bonds (Westfield Village
                       Hlth. Care Ctr.), FHA Insd., 12s, 5/15/14                                AAA/P            1,726,073
                                                                                                            --------------
                                                                                                                58,870,971

Iowa  (1.6%)
--------------------------------------------------------------------------------------------------------------------------
                     IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
                       (Care Initiatives)
         22,000,000    9 1/4s, 7/1/25                                                           BB/P            29,837,500
          1,500,000    9.15s, 7/1/09                                                            BB/P             1,953,750
            210,000  Marion Cnty., 1st Mtge. Rev. Bonds
                       (AHF/Kentucky Iowa, Inc.), 10 1/4s, 1/1/20                               B-/P               218,675
                                                                                                            --------------
                                                                                                                32,009,925

Kentucky  (0.4%)
--------------------------------------------------------------------------------------------------------------------------
                     Jefferson Cnty., Hosp. IFB, MBIA
          3,500,000    9.242s, 10/23/14                                                         Aaa              4,357,500
          1,500,000    6.436s, 10/23/14                                                         AAA              1,818,750
          1,235,000  Lexington-Fayette Cnty., Urban Govt. 1st Mtge.
                       Rev. Bonds (AHF/Kentucky Iowa, Inc.),
                       10 1/4s, 1/1/20                                                          B-/P             1,286,018
                                                                                                            --------------
                                                                                                                 7,462,268

Louisiana  (4.7%)
--------------------------------------------------------------------------------------------------------------------------
          2,900,000  Beauregard, Parish Rev. Bonds (Boise Cascade
                       Corp.), 7 3/4s, 6/1/21                                                   Baa3             3,150,125
          8,050,000  Hodge, Combined Util. Rev. Bonds
                       (Stone Container Corp.), 9s, 3/1/10                                      B/P              8,509,655
          7,000,000  LA Hlth. Ed. Auth. Rev. Bonds (Lambert House),
                       Ser. A, 6.2s, 1/1/28                                                     B/P              7,026,250
          2,000,000  LA Pub. Fac. Auth. 1st Mtge. Rev. Bonds
                       (St. James Place), 10s, 11/1/21                                          B-/P             2,252,500
         20,500,000  Lake Charles, Harbor & Term. Dist. Port Fac.
                       Rev. Bonds (Trunkline Co.), 7 3/4s, 8/15/22                              A3              23,293,125
          7,000,000  Port of New Orleans, Indl. Dev. Rev. Bonds
                       (Continental Grain Co.), 7 1/2s, 7/1/13                                  BB               7,490,000
          6,500,000  St. Charles, Parish Poll. Control Rev. Bonds
                       (LA Pwr. & Lt. Co.), 8s, 12/1/14                                         Baa3             6,874,530
                     St. James Parish, Solid Waste Disp. Rev. Bonds
                       (Kaiser Aluminum)
          9,000,000    7 3/4s, 8/1/22                                                           B-/P             9,877,500
         19,000,000    7.7s, 12/1/14                                                            Ba1             21,042,500
          6,000,000  W. Feliciana, Parish Poll. Control Rev. Bonds
                       (Gulf States Util. Co.), 8s, 12/1/24                                     Ba1              6,290,880
                                                                                                            --------------
                                                                                                                95,807,065

Maryland  (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          2,500,000  Denton, 1st Mtge. Rev. Bonds
                       (Shore Nursing Rehab. Ctr.), 9s, 4/1/20                                  B/P              2,884,375

Massachusetts  (6.5%)
--------------------------------------------------------------------------------------------------------------------------
          3,705,000  Agawam, Res. Recvy. Rev. Bonds
                       (Springfield Res. Recvy.), 8 1/2s, 12/1/08                               BBB-             3,787,733
          9,665,000  MA State G. O. Bonds, Ser. 25, 8.22s, 11/1/11
                       (acquired 8/13/98, cost $11,928,754) (RES)                               Aa3             13,023,588
                     MA State Dev. Fin. Agcy. Rev. Bonds
          4,210,000    (Alden Place), 6 3/4s, 7/1/30                                            B/P              4,225,788
          6,110,000    (Merrimack Place), 6 3/4s, 7/1/30                                        B/P              6,132,913
                     MA State Hlth. & Edl. Fac. Auth. IFB
          5,000,000    (St. Elizabeth Hosp.), Ser. E, FSA, 9.87s, 8/12/21                       Aaa              5,931,250
          2,000,000    (Beth Israel-Deaconess Hosp.), AMBAC,
                       9.852s, 10/1/31                                                          Aaa              2,382,500
          5,600,000    (Boston U.), Ser. L, MBIA, 8.674s, 7/1/25                                Aaa              6,468,000
          3,325,000  MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
                       (MA Eye & Ear Infirmary), Ser. A, 7 3/8s, 7/1/11                         Baa3             3,690,750
                     MA State Indl. Fin. Agcy. Res. Recvy. Rev. Bonds
                       (Southeastern MA)
          4,000,000    Ser. B, 9 1/4s, 7/1/15                                                   BB-/P            4,485,000
         30,635,000    Ser. A, 9s, 7/1/15                                                       BB-/P           34,234,613
                     MA State Indl. Fin. Agcy. Rev. Bonds
          1,700,000    (Atlanticare Med. Ctr.), Ser. A, 10 1/8s, 11/1/14                        B/P              1,800,861
          5,700,000    (Atlanticare Med. Ctr.), Ser. B, 10 1/8s, 11/1/14                        B/P              6,038,181
          8,800,000    (Orchard Cove Inc.), U. S. Govt. Coll.,
                       9s, 5/1/22                                                               AAA/P           10,472,000
          2,295,000    (MA Tpk.), 9s, 10/1/20                                                   AAA/P            2,547,450
          1,995,000    (Morton Hosp. & Med. Ctr.), Ser. A,
                       U.S. Govt. Coll., 8 3/4s, 7/1/11                                         Aaa              2,071,309
          3,000,000    (Emerson College), 8 1/4s, 1/1/17                                        BBB-/P           3,270,000
          5,000,000    (Evanswood Bethzatha Corp.), 8s, 1/15/27                                 B/P              5,356,250
          3,500,000    (1st Mtge. Evanswood Bethzatha-A),
                       7 7/8s, 1/15/20                                                          B/P              3,784,375
          2,065,000    (Sr. Living Fac. Forge Hill), 7s, 4/1/17                                 B/P              2,085,650
          5,000,000  MA State Special Oblig. Rev. Bonds, Ser. A,
                       5 3/8s, 6/1/11                                                           Aa3              5,468,750
          3,880,000  Worcester Mtge. Rev. Bonds (Briarwood Issue),
                        9 1/4s, 12/1/22                                                         BB-/P            4,471,700
                                                                                                            --------------
                                                                                                               131,728,661

Michigan  (4.9%)
--------------------------------------------------------------------------------------------------------------------------
          2,495,000  Ann Arbor, Econ. Dev. Corp. Ltd. Oblig. Rev. Bonds
                       (Glacier Hills Inc.), 8 3/8s, 1/15/19 (SEG)                              B+/P             2,561,292
                     Detroit, Loc. Dev. Fin. Auth. Tax Increment Rev.
                       Bonds, Ser. A
         20,170,000    9 1/2s, 5/1/21                                                           BBB+/P          24,632,613
          4,100,000    5 1/2s, 5/1/21                                                           BB-              4,069,250
                     Garden Cty, Hosp. Fin. Auth. Rev. Bonds
          3,000,000    (Garden City Hosp.), Ser. A, 5 3/4s, 9/1/17                              BBB-/P           3,000,000
          3,000,000    (Garden City Hosp. OB Group), Ser. A,
                       5 5/8s, 9/1/10                                                           BBB-/P           2,996,250
          3,435,000  MI State Hosp. Fin. Auth. Rev. Bonds
                       (Garden City Hosp.), 8.3s, 9/1/02                                        Ba3              3,847,200
          7,500,000  MI State Strategic Fund Ltd. Oblig. IFB, 9.210,
                       9/1/25 (acquired 3/9/98, cost $9,018,750) (RES)                          Aaa              9,412,500
          5,700,000  MI State Strategic Fund Ltd. Oblig. Rev. Bonds
                       (Mercy Svcs. for Aging), 9.4s, 5/15/20                                   Aaa              6,170,250
          7,500,000  MI State Strategic Fund Resource Recvy. Ltd.
                       Oblig. Rev. Bonds (Central Wayne Energy Rec.),
                       Ser. A, 7s, 7/1/27                                                       B/P              7,631,250
         26,955,000  Midland Cnty., Econ. Dev. Corp. Rev. Bonds
                       (Poll. Ctrl.), Ser. B, 9 1/2s, 7/23/09                                   B+/P            29,077,706
          5,600,000  Waterford, Econ. Dev. Corp. Rev. Bonds
                       (Canterbury Hlth.), 6s, 1/1/39
                       (acquired 12/31/98, cost $5,600,000) (RES)                               B-/P             5,208,000
                                                                                                            --------------
                                                                                                                98,606,311

Minnesota  (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          2,850,000  Chaska, Indl. Dev. Rev. Bonds
                       (Lifecore Biomedical, Inc.), 10 1/4s, 9/1/20                             BB/P             3,087,918
          5,000,000  Intl. Falls, Env. Fac. Rev. Bonds
                       (Boise Cascade Corp.), 7.2s, 10/1/24                                     Baa3             5,631,250
          2,200,000  Minneapolis Rev. Bonds (Walker Methodist
                       Sr. Svcs.), Ser. A, 6s, 11/15/28                                         BB-/P            2,246,750
          6,675,000  Minneapolis, Single Family Rev. Bonds (Phase V),
                       FNMA Coll. & GNMA Coll., 6 1/4s, 4/1/22                                  Aaa              7,125,563
          3,200,000  Shakopee Multi-Fam. Adj. Rate Rev. Bonds
                       (Riva Ridge Apts.), 8 1/2s, 12/1/08                                      B-/P             3,200,000
                                                                                                            --------------
                                                                                                                21,291,481

Mississippi  (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          7,985,000  Claiborne Cnty., Poll. Control Rev. Bonds (Middle
                       South Energy, Inc.), Ser. A, 9 1/2s, 12/1/13                             Ba1              8,315,339

Montana  (0.7%)
--------------------------------------------------------------------------------------------------------------------------
         13,850,000  MT State Hlth. Fac. Auth. Hosp. Fac. IFB, AMBAC,
                       7.003s, 2/25/25                                                          Aaa             14,473,250

Nebraska  (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Kearney, Indl. Dev. Rev. Bonds (Great Platte
                       River Road), 6 3/4s, 1/1/28                                              B/P              4,912,500
          2,000,000  NE Investment Fin. Auth. Hosp. IFB, MBIA,
                       9.487s, 11/15/16                                                         Aaa              2,390,000
         12,100,000  NE Investment Fin. Auth. Single Fam. Mtge. IFB,
                       Ser. D, GNMA Coll., 7.971s, 3/1/26                                       Aaa             13,809,125
                                                                                                            --------------
                                                                                                                21,111,625

New Hampshire  (2.7%)
--------------------------------------------------------------------------------------------------------------------------
                     NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
          2,765,000    (Havenwood-Heritage Heights), U. S. Govt.
                       Coll., 9 3/4s, 12/1/19                                                   AAA/P            2,995,960
          2,325,000    (Franklin Regl. Hosp.), 8 3/4s, 9/1/19                                   BBB/P            2,502,281
          9,000,000    (1st Mtge.- Rivermead Peterborough),
                       8 1/2s, 7/1/24                                                           AAA/P           10,991,250
          5,900,000    (Havenwood-Heritage Heights), 7.35s, 1/1/18                              BB/P             6,585,875
          3,000,000    (Rivermead at Peterborough), 5 3/4s, 7/1/28                              BB/P             3,007,500
          4,100,000    (Lakes Region Hosp.), 5 3/4s, 1/1/08                                     A-/P             4,269,125
          9,200,000  NH State Bus. Fin. Auth. Poll. Control & Solid
                       Waste Rev. Bonds (Crown Paper Co.),
                       7 3/4s, 1/1/22                                                           BB-              9,303,500
         12,000,000  NH State Bus. Fin. Auth. Poll. Control Rev. Bonds
                       (Pub. Svc. Co.), Ser. D, 6s, 5/1/21                                      Ba3             12,300,000
          3,550,000  NH State Bus. Fin. Auth. Rev. Bonds
                       (Proctor Academy), Ser. A, 5.6s, 6/1/28                                  Baa2             3,563,313
                                                                                                            --------------
                                                                                                                55,518,804

New Jersey  (3.0%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Camden Cnty., Impt. Auth. Rev. Bonds, 8.4s, 4/1/24
                       (acquired 4/12/94, cost $5,000,000) (RES)                                B/P              5,581,250
                     NJ Econ. Dev. Auth. Rev. Bonds
          7,000,000    (Winchester Gardens), Ser. A, 8 5/8s, 11/1/25                            B/P              8,085,000
         12,000,000    (Newark Arpt. Marriot Hotel), 7s, 10/1/14                                BBB/P           13,485,000
          5,000,000  NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
                       (St. Elizabeth Hosp.), Ser. B, 8 1/4s, 7/1/20                            Aaa              5,443,750
          4,000,000  NJ State Hsg. & Mtge. Fin. Agcy. IFB, Ser. I, 9.467s,
                       11/1/07 (acquired 2/11/93, cost $4,143,120) (RES)                        A+/P             4,510,000
         10,000,000  NJ State Trans. Trust Fund Auth. Rev. Bonds
                       (Trans. Syst.), Ser. B, MBIA, 6 1/2s, 6/15/10                            Aaa             12,137,500
          5,905,000  NJ Wastewtr. Treatment Rev. Bonds
                       (Wastewtr. Treatment), Ser. C, 6 7/8s, 6/15/08                           Aa2              7,211,481
          4,000,000  Salem Cnty., Indl. Poll. Ctrl. Fin. Auth. Rev. Bonds,
                       8.841s, 10/1/29 (acquired 10/28/94,
                       cost $3,787,355) (RES)                                                   Aaa              5,120,000
                                                                                                            --------------
                                                                                                                61,573,981

New Mexico  (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          9,000,000  Farmington, Poll. Control Rev. Bonds (Tucson Elec.
                       Pwr Co. San Juan), Ser. A, 6.95s, 10/1/20                                B2              10,091,250

New York  (10.7%)
--------------------------------------------------------------------------------------------------------------------------
          3,400,000  Colonie, Indl. Dev. Agcy. Rev. Bonds (Cap.
                       Compost & Waste), Ser. A, 6 3/4s, 6/1/21                                 B/P              3,408,500
          7,000,000  Erie Cnty., Indl. Dev. Life Care Cmnty. Rev. Bonds
                       (Episcopal Church Home), Ser. A, 6s, 2/1/28                              B+/P             7,087,500
                     Metropolitan Trans. Auth. Fac. Rev. Bonds
         13,640,000    Ser. A, MBIA, 6 1/4s, 4/1/12                                             Aaa             16,368,000
          5,000,000    Ser. B-1, AMBAC, 5 1/2s, 7/1/08                                          Aaa              5,581,250
                     Metropolitan Trans. Auth. Svcs. Contract Fac.
                       Rev. Bonds
          4,000,000    (Commuter Fac.), Ser. O, 5 3/4s, 7/1/13                                  Baa1             4,495,000
          8,250,000    (Trans. Fac.), Ser. O, 5 3/4s, 7/1/13                                    Baa1             9,270,938
          1,100,000  Monroe Cnty., Indl. Dev. Auth. VRDN
                       (Canal Ponds), Ser. D, 2 1/2s, 6/15/16                                   VMIG1            1,100,000
          5,000,000  Muni. Assistance Corp. IFB, Ser. 337B, 8.2s, 7/1/08
                       (acquired 3/19/98, cost $6,225,000) (RES)                                AA/P             6,525,000
             95,000  Niagara Cnty., Indl. Dev. Agcy. Solid Waste Disp.
                       VRDN (American Fuel Co.), 2.55s, 11/15/24                                A-1+                95,000
          7,000,000  NY & NJ Port Auth. Rev. Bonds
                       (Delta Airlines, Inc.), Ser. 1R, 6.95s, 6/1/08                           Baa3             7,647,500
         10,000,000  NY City, G.O. Bonds, Ser. L, 8s, 8/1/03                                    A3              11,700,000
          2,200,000  NY City, Hsg. Dev. Corp. Mtge. VRDN (Multi-Fam.
                       James Twr. Dev.), Ser. A, 2.45s, 7/1/05                                  A-1+             2,200,000
                     NY City, Indl. Dev. Agcy. Rev. Bonds
          1,000,000    (Visy Paper Inc.), 7.95s, 1/1/28                                         B/P              1,125,000
          9,000,000    (Paper Inc.), 7.8s, 1/1/16                                               B/P             10,102,500
          4,000,000    (Field Hotel Assoc.), 6s, 11/1/28                                        B-/P             4,050,000
          5,000,000  NY City, Muni. Assistance Corp. Rev. Bonds
                       (PA 337A), 8.2s, 7/1/07 (acquired 3/19/98,
                       cost $6,169,900) (RES)                                                   AA/P             6,425,000
          6,280,000  NY City, Rev. Bonds, 6s, 8/1/06
                       (acquired 9/12/97, cost $7,384,526) (RES)                                AAA/P            7,944,200
         10,750,000  NY State Dorm. Auth. IFB, MBIA, 7.2s, 7/1/13
                       (acquired 10/22/97, cost $12,274,974) (RES)                              AAA/P           13,719,688
                     NY State Dorm. Auth. Rev. Bonds
          7,200,000    (State Ed. Fac.), Ser. A, FGIC, 5 7/8s, 5/15/11                          Aaa              8,307,000
          7,000,000    (Cons. City U.), Ser. A, AMBAC, 5 3/4s, 7/1/09                           Aaa              7,953,750
          8,000,000  NY State Energy Res. & Dev. Auth. Poll. Control
                       IFB, FGIC, 8.671s, 7/1/29 (acquired 12/19/94,
                       cost $8,353,120) (RES)                                                   Aaa             10,650,000
                     NY State Env. Fac. Corp. Poll. Control Rev. Bonds
         11,185,000    (PA 198), 7.95s, 6/15/10 (acquired 10/22/97,
                       cost $13,279,273) (RES)                                                  Aaa             14,973,919
          5,000,000    Ser. E, MBIA, 6s, 6/15/11                                                Aaa              5,837,500
         12,590,000  NY State, G.O. Bonds, 6s, 3/1/07                                           A2              14,352,600
                     NY State Local Govt. Assistance Corp. VRDN
          1,900,000    Ser. E, 2 1/2s, 4/1/25                                                   VMIG1            1,900,000
          1,500,000    Ser. F, 2.35s, 4/1/25                                                    VMIG1            1,500,000
          5,500,000  NY State Med. Care Fac. Fin. Agcy. Rev. Bonds,
                       Ser. A, AMBAC, FHA Insd., 6 1/2s, 8/15/29                                Aaa              6,400,625
          9,750,000  NY State Pwr. Auth. Rev. Bonds, Ser. Z,
                       6 1/2s, 1/1/19                                                           Aa2             10,725,000
          7,000,000  NY State Urban Dev. Corp. Rev. Bonds,
                       7 1/2s, 4/1/20                                                           Aaa              7,735,000
          5,000,000  Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
                       (Solvay Paperboard LLC), 7s, 11/1/30                                     B/P              5,106,250
          3,000,000  Port Auth. NY & NJ Rev. Bonds Cons., Ser. 78,
                       MBIA, 4 3/4s, 1/1/24                                                     Aaa              2,902,500
                                                                                                            --------------
                                                                                                               217,189,220

North Carolina  (1.5%)
--------------------------------------------------------------------------------------------------------------------------
                     NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds, Ser. B
          4,000,000    MBIA, 7s, 1/1/08                                                         Aaa              4,840,000
         14,940,000    MBIA, 6 1/8s, 1/1/09                                                     Aaa             17,218,350
          7,500,000  NC Muni. Pwr. Agcy. Rev. Bonds
                       (No. 1, Catawba Elec.), MBIA, 6s, 1/1/11                                 Aaa              8,681,250
                                                                                                            --------------
                                                                                                                30,739,600

Ohio  (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          6,150,000  OH State Solid Waste Rev. Bonds, (CSC Ltd.)
                       8 1/2s, 8/1/22                                                           B-/P             6,503,625

Oklahoma  (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          6,000,000  Ottawa Cnty., Fin. Auth. Indl. Rev. Bonds
                       (Doane Prods Co.), 7 1/4s, 6/1/17                                        A+/P             6,360,000
          6,475,000  Tulsa, Indl. Auth. Rev. Bonds (U. of Tulsa), Ser. A,
                       MBIA, 6s, 10/1/11                                                        Aaa              7,608,125
                                                                                                            --------------
                                                                                                                13,968,125

Pennsylvania  (5.6%)
--------------------------------------------------------------------------------------------------------------------------
          8,700,000  Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
                       (UPMC Hlth. Syst.), Ser. B, 6s, 7/1/25                                   Aaa             10,113,750
                     Allegheny Cnty., Indl. Dev. Auth. Arpt. Special Fac.
                       Rev. Bonds
          1,330,000    (U.S. Air, Inc.), Ser. A, 8 7/8s, 3/1/21                                 B+               1,484,613
          1,345,000    (Southwestern Arpt. Cargo Fac.), 8 3/4s, 2/15/09                         BB+/P            1,373,487
          5,035,000    (U.S. Air, Inc.), Ser. B, 8 1/2s, 3/1/21                                 B+               5,551,088
         12,500,000  Dauphin Cnty., Gen. Auth. Rev. Bonds
                       (Office & Pkg.), Ser. A, 6s, 1/15/25                                     BB-/P           12,703,125
          5,300,000  Montgomery Cnty., Higher Ed. & Hlth. Auth.
                       Hosp. Rev. Bonds (United Hosp. Inc.),
                       Ser. A, 8 3/8s, 11/1/11                                                  AAA              5,613,495
          2,300,000  Montgomery Cnty., Higher Ed. & Hlth. Auth.
                        VRDN (Philadephia Presbytery), 2.85s, 7/1/25                            VMIG1            2,300,000
          5,370,000  PA Convention Ctr. Auth. Rev. Bonds, Ser. A,
                       FSA, 6 3/4s, 9/1/19                                                      Aaa              6,128,513
                     PA Econ. Dev. Fin. Auth. Qualified Res.
                       Properties Rev. Bonds
          4,400,000    (RSI Properties/Buttler LLC), Ser. A, 8s, 9/1/27                         B-/P             4,532,000
          3,500,000    (RSI Properties/Greensburg LLC,) Ser. B,
                       8s, 9/1/27                                                               B-/P             3,605,000
          7,250,000  PA Econ. Dev. Fin. Auth. Resource Recvy. Rev.
                       Bonds (Northampton Generating),
                       Ser. A, 6.6s, 1/1/19                                                     BBB-             7,712,188
          4,800,000  PA Hsg. Fin. Agcy. IFB, 8.577s, 4/1/25                                     AA+              5,310,000
                     PA State Econ. Dev. Fin. Auth. Resource
                       Recvy. Rev. Bonds
         13,000,000    (Colver), Ser. E, 8.05s, 12/1/15                                         BB-/P           15,031,250
          6,250,000    (Northhampton), Ser. B, 6 3/4s, 1/1/07                                   BBB-/P           6,828,125
                     PA State Higher Ed. Assistance Agcy. Student Loan
          2,500,000    IFB, AMBAC, 10.128s, 9/1/26                                              Aaa              2,859,375
          8,900,000    Rev. Bonds, Ser. A&B, 7 1/4s, 7/1/18
                       (acquired various dates from 4/22/96
                       to 3/18/98, cost $9,083,961) (In default) (NON) (RES)                    CCC              2,937,000
          5,300,000  Philadelphia, Muni. Auth. Rev. Bonds, Ser. C,
                       8 5/8s, 11/15/16                                                         Aaa              6,128,125
          4,760,000  Philadelphia, Wtr. & Wastewtr. Rev. Bonds, FGIC,
                       10s, 6/15/05                                                             Aaa              6,271,300
                     Pottsville Hosp. Auth. Rev. Bonds
                       (Pottsville Hosp.& Warne Clinic)
          2,000,000    7 1/4s, 7/1/24                                                           BBB              2,367,500
          4,000,000    7s, 7/1/14                                                               BBB              4,685,000
                                                                                                            --------------
                                                                                                               113,534,934

Puerto Rico  (1.3%)
--------------------------------------------------------------------------------------------------------------------------
          3,305,000  Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds,
                       Ser. Z, MBIA, 6 1/4s, 7/1/12                                             Aaa              3,986,656
          4,000,000  Cmnwlth. of PR, IFB, MBIA, 7.884s, 7/1/08                                  Aaa              4,625,000
          7,000,000  Cmnwlth. of PR, Pub. Bldg. Auth. Gtd. Ed. & Hlth.
                       Fac. Rev. Bonds, Ser. M, AMBAC, 5 3/4s, 7/1/10                           Aaa              8,041,250
                     PR Elec. Pwr. Auth. Rev. Bonds
          2,000,000    Ser. BB, MBIA, 6 1/4s, 7/1/10                                            Aaa              2,387,500
          7,000,000    Ser. AA, MBIA, 6s, 7/1/12                                                Aaa              8,268,750
                                                                                                            --------------
                                                                                                                27,309,156

South Carolina  (1.5%)
--------------------------------------------------------------------------------------------------------------------------
         12,610,000  Florence Cnty., Indl. Dev. Auth. Rev. Bonds
                       (Stone Container Corp.), 7 3/8s, 2/1/07                                  B+/P            13,524,225
         10,355,000  SC Jobs Econ. Dev. Auth. Rev. Bonds (St. Francis
                       Hosp.-Franciscan Sisters), 7s, 7/1/15                                    Baa1            11,286,950
          5,000,000  Spartanburg Cnty., Hosp. Fac. IFB, FSA,
                       8.695s, 4/13/22                                                          Aaa              6,062,500
                                                                                                            --------------
                                                                                                                30,873,675

Tennessee  (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          7,500,000  McMinn Cnty., Indl. Dev. Brd. Poll. Control Rev.
                       Bonds (Newsprint Co.), 7 5/8s, 3/1/16                                    Baa1             8,090,625

Texas  (4.7%)
--------------------------------------------------------------------------------------------------------------------------
          3,500,000  Abilene, Health Fac. Dev. Corp. Rev. Bonds
                       (Sears Methodist Retirement), Ser. A, 5.9s,
                       11/15/25                                                                 BB+/P            3,495,625
          5,040,000  Alliance, Arpt. Auth. Special Fac. Rev. Bonds
                       (American Airlines, Inc.), 7 1/2s, 12/1/29                               Baa1             5,411,700
          5,000,000  Amarillo, Hlth. Fac. Corp. Rev. Bonds
                       (Sears Panhandle Retirement), Ser. B, 7 3/4s,
                       8/15/26                                                                  AAA              6,243,750
                     Bell Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                       (Heartway Corp.)
            635,000    Ser. B, 10s, 3/1/19                                                      CCC2/P             160,338
          3,765,000    Ser. A, 9 1/2s, 3/1/19                                                   CCC2/P           3,854,419
          5,455,000  Cherokee Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                       (Nancy Travis Memorial Hosp.), 10s, 5/15/13                              B/P              6,573,275
         10,000,000  Dallas Cnty., G.O. Bonds, (Flood Control
                       Dist. #1), stepped coupon, zero %,
                       (8.5s, 10/1/99), 4/1/16 (STP)                                            BB-/P           11,437,500
                     Harris Cnty., Hsg. Fin. Corp. Dev. Bonds
            605,000    Ser. 1983A, 10 3/8s, 7/15/14                                             BBB                606,652
            435,000    9 7/8s, 3/15/14                                                          BB                 437,014
          9,280,000  Harris Cnty., Hlth. Fac. Rev. Bonds
                       (Hermann Mem. Hosp. Syst.), 5 1/2s, 6/1/13                               Aaa             10,254,400
         15,000,000  Houston, City G.O. Bonds, Ser. C, 7s, 3/1/08                               Aa3             18,337,500
         10,000,000  Houston, Indpt. School Dist., Ltd. G. O. Bonds,
                       Ser. A, PSF, 4 3/4s, 2/15/26                                             Aaa              9,600,000
          3,000,000  Lufkin, Hlth. Fac. Dev. Corp. Rev. Bonds
                       (Mem. Hlth. Syst. of East TX), 5.7s, 2/15/28                             BBB              3,041,250
          5,135,000  San Antonio Indept. School Dist. G.O. Bonds,
                       PSFG, 6s, 8/15/09                                                        Aaa              5,847,481
          8,000,000  TX State Hsg. & Cmnty. Affairs Home Mtge. IFB,
                       Ser. C, GNMA Coll, FNMA Coll, 10.119s, 7/2/24                            AAA             10,420,000
                                                                                                            --------------
                                                                                                                95,720,904

Utah  (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Salt Lake City, Hosp. Rev. Bonds (IHC Hosps. Inc.),
                       MBIA, 6 1/4s, 2/15/23                                                    Aaa              5,406,250
          5,500,000  Tooele Cnty., Poll. Control Rev. Bonds (Laidlaw
                       Environmental), Ser. A, 7.55s, 7/1/27                                    B/P              6,153,125
                                                                                                            --------------
                                                                                                                11,559,375

Virginia  (1.4%)
--------------------------------------------------------------------------------------------------------------------------
          4,500,000  Fredericksburg, Indl. Dev. Auth. Hosp. Fac. IFB,
                       FGIC, 9.773s, 8/15/23                                                    Aaa              5,371,875
          2,000,000  Henrico Cnty., Indl. Dev. Auth. IFB (Bon Secours
                       Hlth. Syst.), FSA, 8.025s, 8/23/27                                       Aaa              2,650,000
         10,435,000  Hopewell, Indl. Dev. Rev. Bonds
                       (Stone Container Corp.), 8 1/4s, 6/1/16                                  B/P             11,608,938
          9,010,000  Suffolk, Redev. & Hsg. Auth. Rev. Bonds
                       (Beach-Oxford Apts.), 6 1/4s, 10/1/33                                    B+/P             9,223,988
                                                                                                            --------------
                                                                                                                28,854,801

Washington  (2.2%)
--------------------------------------------------------------------------------------------------------------------------
          3,500,000  Spokane Cnty., Indl. Dev. Corp. Solid Waste Disp.
                       Rev Bonds (Kiaser Alummin. & Chemical
                       Corp.), 7.6s, 3/1/27                                                     B-/P             3,885,000
          8,200,000  WA State Hsg. Fin. Comm. Single Fam. Mtge. IFB,
                       GNMA Coll., 10.555s, 12/1/17 (acquired
                       4/12/95, cost $9,225,000) (RES)                                          AAA/P            8,503,236
          2,600,000  WA State Hsg. Fin. Comm. Multi-Fam. Rev. Bonds
                       (Clare House Apts.), Ser. A, 5 3/4s, 7/1/30                              Aa3              2,661,750
                     WA State Pub. Pwr. Supply Syst. Rev Bonds
          5,000,000    (Nuclear No. 3) Ser. C, MBIA, 7 1/2s, 7/1/08                             Aaa              6,350,000
          5,000,000    (Nuclear No. 3) Ser. B, MBIA, 7 1/8s, 7/1/16                             Aaa              6,375,000
          9,690,000    (Nuclear No. 2) Ser. A, FSA, 6s, 7/1/09                                  Aaa             11,216,175
          5,500,000  Washington Cnty., Hsg. & Redev. Auth. Rev. Bonds
                       (Healtheast), 5 1/2s, 11/15/27                                           BBB              4,984,364
                                                                                                            --------------
                                                                                                                43,975,525

West Virginia  (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Weirton, Poll. Control Rev. Bonds
                       (Weirton Steel Corp.), 8 5/8s, 11/1/14                                   B2               4,875,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments  (cost $1,851,717,411) (b)                                           $2,011,668,239
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $2,032,363,523.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
      January 31, 1999 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
      While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at January 31, 1999. Securities rated by Putnam are indicated by "/P" and are not publicly rated.


  (b) The aggregate identified cost on a tax basis is $1,851,717,411, resulting in gross unrealized appreciation and depreciation of $172,394,876 and $12,444,048, respectively, or net unrealized appreciation of $159,950,828.

(NON) Non-income-producing security.

(STP) The interest and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at January 31, 1999 was $209,962,631 or 10.3% of net assets.

(SEG) A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at January 31, 1999.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at January 31, 1999.

      The fund had the following industry group concentrations greater than 10% at January 31, 1999 (as a percentage of net assets):

           Health care            24.9%

           Utilities              10.8

           Transportation         10.5

      The fund had the following insurance concentration greater than 10% at January 31, 1999 (as a percentage of net assets):

           MBIA                   12.3%

-------------------------------------------------------------------------------
Futures Contracts Outstanding at January 31, 1999 (Unaudited)
                                       Aggregate Face    Expiration  Unrealized
                         Total Value       Value            Date    Depreciation
-------------------------------------------------------------------------------
Muni Bond Index (short)   $8,112,000    $7,922,768         Mar-99    $(189,232)
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
January 31, 1999 (Unaudited)
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,851,717,411) (Note 1)                                        $2,011,668,239
-----------------------------------------------------------------------------------------------
Interest and other receivables                                                       30,295,350
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                1,702,975
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                       10,163,532
-----------------------------------------------------------------------------------------------
Total assets                                                                      2,053,830,096

Liabilities
-----------------------------------------------------------------------------------------------
Payable for variation margin                                                             16,000
-----------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                      2,859,584
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                 3,819,627
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                      9,502,611
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            3,158,430
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            922,800
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              172,354
-----------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                           31,049
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              1,521
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                  874,947
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  107,650
-----------------------------------------------------------------------------------------------
Total liabilities                                                                    21,466,573
-----------------------------------------------------------------------------------------------
Net assets                                                                       $2,032,363,523

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $1,970,857,661
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                            515,470
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                               (98,771,204)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                          159,761,596
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $2,032,363,523

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,072,793,134 divided by 72,800,206 shares)                                            $14.74
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $14.74)*                                  $15.48
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($937,192,915 divided by 63,572,209 shares)**                                            $14.74
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($22,377,474 divided by 1,518,919 shares)                                                $14.73
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $14.73)***                                $15.22
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended January 31, 1999 (Unaudited)
Tax exempt interest income:                                                         $64,359,945
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      5,448,323
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          899,801
-----------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                       17,383
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          9,314
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                 1,008,594
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                 3,603,816
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                    50,016
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  73,676
-----------------------------------------------------------------------------------------------
Registration fees                                                                         2,839
-----------------------------------------------------------------------------------------------
Auditing                                                                                 27,979
-----------------------------------------------------------------------------------------------
Legal                                                                                     5,216
-----------------------------------------------------------------------------------------------
Postage                                                                                  51,970
-----------------------------------------------------------------------------------------------
Other                                                                                   469,992
-----------------------------------------------------------------------------------------------
Total expenses                                                                       11,668,919
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (72,648)
-----------------------------------------------------------------------------------------------
Net expenses                                                                         11,596,271
-----------------------------------------------------------------------------------------------
Net investment income                                                                52,763,674
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                      2,630,155
-----------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                      (2,898,517)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the period             17,394,674
-----------------------------------------------------------------------------------------------
Net gain on investments                                                              17,126,312
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                $69,889,986
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                               Six months ended      Year ended
                                                                                     January 31         July 31
                                                                                          1999*            1998
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                            $   52,763,674  $  104,808,064
---------------------------------------------------------------------------------------------------------------
Net realized loss on investments                                                       (268,362)    (49,096,836)
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                           17,394,674      56,405,435
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 69,889,986     112,116,663
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                         (27,561,009)    (36,129,110)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                         (24,626,676)    (67,180,332)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                            (512,287)       (949,710)
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)                          9,517,060     (71,360,253)
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                              26,707,074     (63,502,742)

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                               2,005,656,449   2,069,159,191
---------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $515,470 and $451,768, respectively)                                   $2,032,363,523  $2,005,656,449
---------------------------------------------------------------------------------------------------------------

 * Unaudited

   The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                                 Six months
                                    ended                                                                          For the period
Per-share                        January 31                                                                        Sept. 20, 1993+
operating performance            (Unaudited)                            Year ended July 31                            to July 31
------------------------------------------------------------------------------------------------------------------------------------
                                    1999             1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $14.61           $14.56           $14.05           $14.14           $14.24           $15.34
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .40(c)           .80(c)           .84              .90              .94              .83
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .13              .06              .52             (.10)            (.10)            (.98)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .53              .86             1.36              .80              .84             (.15)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.40)            (.81)            (.85)            (.89)            (.94)            (.83)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                     --               --               --               --               --             (.02)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investment                         --               --               --               --               --             (.05)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                   --               --               --               --               --             (.05)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.40)            (.81)            (.85)            (.89)            (.94)            (.95)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $14.74           $14.61           $14.56           $14.05           $14.14           $14.24
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)              3.71*            6.08             9.97             5.76             6.24             (.99)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                $1,072,793         $934,747         $625,602         $540,607         $474,984         $361,593
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .45*             .88              .85              .84              .87              .71*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.75*            5.60             5.94             6.27             6.73             5.58*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              6.12*           39.62            56.22            67.70            60.41            44.41
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                                Six months
                                  ended
Per-share                       January 31
operating performance           (Unaudited)                                     Year ended July 31
------------------------------------------------------------------------------------------------------------------------------------
                                    1999             1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $14.62           $14.56           $14.05           $14.14           $14.24           $15.01
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .36(c)           .73(c)           .75              .80              .85              .86
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .13              .05              .51             (.09)            (.10)            (.65)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .49              .78             1.26              .71              .75              .21
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.37)            (.72)            (.75)            (.80)            (.85)            (.85)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                     --               --               --               --               --             (.03)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investment                         --               --               --               --               --             (.05)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                   --               --               --               --               --             (.05)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.37)            (.72)            (.75)            (.80)            (.85)            (.98)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $14.74           $14.62           $14.56           $14.05           $14.14           $14.24
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)              3.38*            5.47             9.26             5.08             5.54             1.36
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $937,193       $1,052,827       $1,427,365       $1,421,448       $1,436,481       $1,522,955
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)           .70*            1.53             1.50             1.50             1.51             1.45
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.48*            4.95             5.30             5.62             6.10             5.76
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              6.12*           39.62            56.22            67.70            60.41            44.41
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------
                                                 Six months
                                                   ended                                                          For the period
Per-share                                        January 31                                                        Dec. 29, 1994+
operating performance                            (Unaudited)                    Year ended July 31                   to July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $14.61           $14.55           $14.04           $14.13           $13.43
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .38(c)           .78(c)           .80              .84              .58
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .12              .05              .51             (.08)             .70
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .50              .83             1.31              .76             1.28
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.38)            (.77)            (.80)            (.85)            (.58)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                      --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investment                                          --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                    --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.38)            (.77)            (.80)            (.85)            (.58)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $14.73           $14.61           $14.55           $14.04           $14.13
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                               3.48*            5.84             9.64             5.44             9.69*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                    $22,377          $18,082          $16,192           $9,984           $2,331
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .60*            1.18             1.15             1.13              .71*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            2.60*            5.30             5.63             5.87             3.98*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                               6.12*           39.62            56.22            67.70            60.41
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted number of shares outstanding during the period.




Notes to financial statements
January 31, 1999 (Unaudited)

Note 1
Significant accounting policies

Putnam Tax-Free High Yield Fund (the "fund") is a series of Putnam Tax-Free Income Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing primarily in high-yielding, lower rated tax exempt securities constituting a portfolio that Putnam Investment Management, Inc. ("Putnam Management") the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes does not involve undue risk to income or principal.

The fund offers class A, class B and class M shares. Effective February 1, 1999, the fund began offering Class C shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments are stated at amortized cost, which approximates market value, and restricted securities are stated at fair value following procedures approved by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended January 31, 1999, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 1998, the fund had a capital loss carryover of approximately $58,227,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

  Loss Carryover           Expiration
  --------------         -------------
   $24,429,000           July 31, 2003
   $12,477,000           July 31, 2004
   $21,321,000           July 31, 2006

F) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

H) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds, original issue discount bonds and stepped-coupon bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets; 0.55% of the next $500 million; 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

As part of the subcustodian contract between the subcustodian bank and Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc., the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At January 31, 1999, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended January 31, 1999, fund expenses were reduced by $72,648 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,330 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.20%, 0.70% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the six months ended January 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $53,518 and $3,804 from the sale of class A and class M shares, respectively and $656,933 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended January 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received $21,734 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended January 31, 1999, purchases and sales of investment securities other than short-term investments aggregated $128,666,039 and $121,812,034, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At January 31, 1999 there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                        Six months ended
                                                        January 31, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     12,678,731       $185,793,496
-----------------------------------------------------------------------------
Shares issued in
with reinvestment
of distributions                                   971,934         14,245,184
-----------------------------------------------------------------------------
                                                13,650,665        200,038,680

Shares
repurchased                                     (4,836,996)       (70,878,076)
-----------------------------------------------------------------------------
Net increase                                     8,813,669       $129,160,604
-----------------------------------------------------------------------------

                                                           Year ended
                                                          July 31, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     28,069,998       $409,772,052
-----------------------------------------------------------------------------
Shares issued in
with reinvestment
of distributions                                 1,246,975         18,208,766
-----------------------------------------------------------------------------
                                                29,316,973        427,980,818

Shares
repurchased                                     (8,309,305)      (120,936,185)
-----------------------------------------------------------------------------
Net increase                                    21,007,668       $307,044,633
-----------------------------------------------------------------------------

                                                        Six months ended
                                                        January 31, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      4,544,890      $  66,745,970
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      780,624         11,451,407
-----------------------------------------------------------------------------
                                                 5,325,514         78,197,377

Shares
repurchased                                    (13,762,142)      (201,961,548)
-----------------------------------------------------------------------------
Net decrease                                    (8,436,628)     $(123,764,171)
-----------------------------------------------------------------------------

                                                           Year ended
                                                          July 31, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     10,108,105      $ 147,435,626
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,129,373         31,112,941
-----------------------------------------------------------------------------
                                                12,237,478        178,548,567

Shares
repurchased                                    (38,248,975)      (558,756,204)
-----------------------------------------------------------------------------
Net decrease                                   (26,011,497)     $(380,207,637)
-----------------------------------------------------------------------------

                                                        Six months ended
                                                        January 31, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        388,137         $5,686,033
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       20,128            295,032
-----------------------------------------------------------------------------
                                                   408,265          5,981,065

Shares
repurchased                                       (126,987)        (1,860,438)
-----------------------------------------------------------------------------
Net increase                                       281,278         $4,120,627
-----------------------------------------------------------------------------

                                                           Year ended
                                                          July 31, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        414,110        $ 6,023,344
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       42,097            614,641
-----------------------------------------------------------------------------
                                                   456,207          6,637,985

Shares
repurchased                                       (331,509)        (4,835,234)
-----------------------------------------------------------------------------
Net increase                                       124,698        $ 1,802,751
-----------------------------------------------------------------------------



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Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Tax-Free High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



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The Putnam Funds
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